UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report  February 15, 2007

(Date of earliest event reported)  February 15, 2007

Landmark Bancorp, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-20878	43-1930755
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Poyntz Avenue, Manhattan, Kansas	66502
(Address of principal executive offices)	(Zip Code)

(785) 565-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations

On February 15, 2007, Landmark Bancorp, Inc. (the “Company”) issued a press release announcing its earnings for the year and quarter ended December 31, 2006.  The press release is attached hereto as Exhibit 99.1.

Item 8.01.   Other Events

On February 15, 2007, the Company also announced in the press release that its Board of Directors approved a cash dividend of $0.19 per share to be paid to all stockholders of record as of February 28, 2007 and payable on March 12, 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

                                99.1 Press Release dated February 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK BANCORP, INC.

Dated: February 15, 2007	By:	/s/Mark A. Herpich
Mark A. Herpich
Vice President, Secretary, Treasurer and Chief Financial Officer